Talcott Resolution Life and Annuity Insurance Company
Talcott Resolution Life and Annuity Insurance Company Separate Account Seven
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Supplement dated November 15, 2022, to the Prospectus dated May 2, 2022 and
Summary Prospectus dated May 2, 2022

The Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the “Trust”), on behalf of the Franklin Global Real Estate VIP Fund (the “Fund”), recently approved, subject to shareholder approval, a new investment management agreement between the Trust and Franklin Advisers, Inc., on behalf of the Fund.

It is anticipated that in January 2023 shareholders of the Fund will receive a proxy statement requesting their votes on the proposal. If the proposal is approved by the Fund’s shareholders, it is expected that the new investment management agreement will become effective in the first or second quarter of 2023.

Subject to shareholder approval, Franklin Advisers, Inc. will replace Franklin Templeton Institutional, LLC as adviser for the Fund.

This supplement should be retained for future reference.

HV-7939